UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 19, 2009
(Date of earliest event reported)

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000

(Registrant’s telephone number, including area code)
N.A.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Restated Certificate of Incorporation
Effective May 21 2009, Anadarko Petroleum Corporation (the “Company”) filed a Certificate of Elimination and Retirement (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware for the purpose of eliminating the Company’s Series A Junior Participating Preferred Stock, its 5.46% Cumulative Preferred Stock Series B and its Series C Junior Participating Preferred Stock, of which no shares of any series were issued or outstanding as of that date. This summary is qualified in its entirety by reference to the Certificate of Elimination and filed as Exhibit 3.1 attached hereto and incorporated by reference herein.
At the Company’s 2009 Annual Meeting of Stockholders held on May 19, 2009 (the “Annual Meeting”), the stockholders of the Company approved amendments to the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as described in the Company’s Proxy Statement dated March 27, 2009, relating to the Annual Meeting. These amendments provide for the phased elimination over three years of the Company’s classified Board of Directors, as well as certain conforming changes and other technical amendments (the “Amendments”). As a result of the Amendments, all members of the Board of Directors will be elected annually beginning at the 2012 Annual Meeting. The directors elected at the 2009 Annual Meeting were elected to serve a full three-year term. The directors to be elected at the 2010 Annual Meeting will be elected to serve a two-year term and the directors elected at the 2011 Annual Meeting will be elected to serve a one-year term. The Amendments also eliminate from the Restated Certificate the minimum and maximum size of the Board of Directors and authorize the Board of Directors to determine the exact number of directors from time to time. The Company filed an Amendment to the Restated Certificate reflecting the Amendments with the Secretary of the State of the State of Delaware on May 21, 2009, which became effective upon filing. This summary is qualified in its entirety by reference to the Amendment to the Restated Certificate of Incorporation, as amended, and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.
The Company filed a Restated Certificate of Incorporation, which restates and integrates the effect of the Certificate of Elimination, the Amendments and other amendments or restatements to the Company’s certificate of incorporation previously filed, with the Secretary of State of the State of Delaware on May 21, 2009, which became effective upon filing. This summary is qualified in its entirety by reference to the Restated Certificate of Incorporation and filed as Exhibit 3.3 attached hereto and incorporated by reference herein.
By-Laws
Effective May 21, 2009, the Board of Directors amended the By-Laws of the Company, as amended and restated as of May 20, 2008 (the “By-Laws”) to conform the By-Laws to the Amendments described above. The primary changes to the By-Laws were to amend Article III, Section 3.1, to conform that Section to the Amendments. This summary is qualified in its entirety by reference to the By-Laws of the Company, amended and restated as of May 21, 2009, and filed as Exhibit 3.4 attached hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Document

3.1	Certificate of Elimination and Retirement for Series A Junior Participating Preferred Stock, 5.46% Cumulative Preferred Stock, Series B and Series C Junior Participating Preferred Stock, dated May 20, 2009
3.2	Certificate of Amendment to Restated Certificate of Incorporation of Anadarko Petroleum Corporation, dated May 20, 2009
3.3	Restated Certificate of Incorporation of Anadarko Petroleum Corporation, dated May 21, 2009
3.4	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2009	ANADARKO PETROLEUM CORPORATION (Registrant)
	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.	Document

3.1	Certificate of Elimination and Retirement for Series A Junior Participating Preferred Stock, 5.46% Cumulative Preferred Stock, Series B and Series C Junior Participating Preferred Stock, dated May 20, 2009

3.2	Certificate of Amendment to Restated Certificate of Incorporation of Anadarko Petroleum Corporation, dated May 20, 2009

3.3	Restated Certificate of Incorporation of Anadarko Petroleum Corporation, dated May 21, 2009

3.4	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 21, 2009